Exhibit 10.(a)

[Sutherland Asbill and Brennan LLP Letterhead]

STEPHEN E. ROTH

DIRECT LINE: 202.383.0158

Internet: steve.roth@sutherland.com

April 26, 2010

Board of Directors

Protective Life and Annuity Insurance Company

2801 Highway 201 South

Birmingham, Alabama 35223

Directors:

We hereby consent to the reference to our name under the caption “Legal Matters” in the statement of additional information filed as part of post-effective amendment number 8 to the registration statement on Form N-4 (File No. 333-145621) filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission.  In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,

SUTHERLAND ASBILL & BRENNAN LLP

By:	/s/ Stephen E. Roth
Stephen E. Roth